AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 4, 1997


                                                      REGISTRATION NO. 33-45315
                                                              FILE NO. 811-6550

                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      (X)


                           PRE-EFFECTIVE AMENDMENT NO. _                  ( )


                        POST-EFFECTIVE AMENDMENT NO. 13                   (X)


                                      AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)


                                   AMENDMENT NO. 15                       (X)


                         (CHECK APPROPRIATE BOX OR BOXES)


                                  THE MENTOR FUNDS
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                901 EAST BYRD STREET
                              RICHMOND, VIRGINIA  23219
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    (804) 782-3648
                            (REGISTRANT'S TELEPHONE NUMBER)



                                    PAUL F. COSTELLO
                                       PRESIDENT
                                  901 EAST BYRD STREET
                               RICHMOND, VIRGINIA  23219
                        (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                       COPY TO:
                               TIMOTHY W. DIGGINS, ESQ.
                                     ROPES & GRAY
                                 ONE INTERNATIONAL PLACE
                                   BOSTON, MA  02110


               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE

                              (CHECK APPROPRIATE BOX)


             ( )  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

   ( )            ON   (date)   PURSUANT TO PARAGRAPH (B)



   (X)            60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)



   ( )            ON  (DATE) PURSUANT TO PARAGRAPH (A)(1)


   ( )            75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)


   ( )            ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:


   ( ) THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT


              THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 WAS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1996.

              THIS POST-EFFECTIVE AMENDMENT RELATES ONLY TO THE FOLLOWING SERIES OF THE REGISTRANT: THE MENTOR CAPITAL GROWTH PORTFOLIO, MENTOR GROWTH PORTFOLIO, MENTOR STRATEGY PORTFOLIO, MENTOR SHORT-DURATION INCOME PORTFOLIO, MENTOR INCOME AND GROWTH PORTFOLIO, MENTOR MUNICIPAL INCOME PORTFOLIO, MENTOR QUALITY INCOME PORTFOLIO, MENTOR PERPETUAL GLOBAL PORTFOLIO AND MENTOR BALANCED PORTFOLIO (THE "PORTFOLIOS"). NO INFORMATION OR REGISTRATION STATEMENT RELATING TO ANY OTHER SERIES OF THE REGISTRANT IS AMENDED, DELETED OR SUPERSEDED HEREBY.

                                  MENTOR FUNDS
                             CROSS REFERENCE SHEET

                             (as required by Rule 404(a))

          Part A - Mentor Funds - Institutional Shares

              N-1A Item No.                            Location

          1.  Cover Page  . . . . . . . . . . . .  Cover Page

          2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expenses Summary;
          3.  Condensed Financial Information . .  Expenses Summary

          4.  General Description of Registrant .  Cover Page; Investment
                                                   Objectives and Policies;
                                                   General

          5.  Management of the Fund  . . . . . .  Investment Objectives
                                                   and Policies; Other
                                                   Investment Practices;
                                                   Valuing the Portfolios'
                                                   Shares; General; Management;
                                                   The Sub-Advisers; Other
                                                   Services; Performance
                                                   Information

          5A. Management's Discussion
              of Fund Performance   . . . . . . .  Not Applicable

          6.  Capital Stock and Other
                Securities  . . . . . . . . . . .  How to Buy Shares; How
                                                   to Exchange Shares;
                                                   Distributions and Taxes;
                                                   Management; General

          7.  Purchase of Securities Being
                Offered . . . . . . . . . . . . .  How to Buy Shares; Management

          8.  Redemption or Repurchase  . . . . .  How to Buy Shares; How
                                                   to Sell Shares; How to
                                                   Exchange Shares
          9.  Pending Legal Proceedings . . . . .  Not Applicable



          Part B

               N-1A Item No.                       Location

          10.  Cover Page . . . . . . . . . . . .  Cover Page
          11.  Table of Contents  . . . . . . . .  Table of Contents
          12.  General Information and History  .  Cover Page; Introduction
          13.  Investment Objectives and
                 Policies . . . . . . . . . . . .  Investment Restrictions
                                                   (Part I and Part II);
                                                   Certain Investment
                                                   Techniques (Part III)

          14.  Management of the Fund . . . . . .  Management of the Trust;
                                                   Principal Holders of
                                                   Securities; Investment
                                                   Advisory Services;
                                                   Administrative Services;
                                                   Shareholder Servicing
                                                   Plan; Brokerage
                                                   Transactions;
                                                   Distribution (Part III);
                                                   Members of Investment
                                                   Management Teams
          15.  Control Persons and Principal
                 Holders of Securities  . . . . .  Principal Holders of
                                                   Securities (Part III)
          16.  Investment Advisory and Other
                 Services . . . . . . . . . . . .  Management of the Trust;
                                                   Principal Holders of
                                                   Securities; Investment
                                                   Advisory Services;
                                                   Administrative Services;
                                                   Shareholder Servicing
                                                   Plan; Brokerage
                                                   Transactions;
                                                   Distribution (Part III);
                                                   Custodian

          17.  Brokerage Allocation . . . . . . .  Brokerage Transactions
                                                   (Part III)

          18.  Capital Stock and Other
                 Securities . . . . . . . . . . .  How to Buy Shares;
                                                   Distribution; Determining
                                                   Net Asset Value; Taxes;
                                                   Shareholder Liability
                                                   (Part III)
          19.  Purchase; Redemption and Pricing
                 of Securities Being Offered  . .  Brokerage Transactions;
                                                   Distribution;
                                                   Determining Net Asset
                                                   Value; Redemptions in
                                                   Kind (Part III)
          20.  Tax Status . . . . . . . . . . . .  Investment Restrictions;
                                                   Taxes (Part III)
          21.  Underwriters . . . . . . . . . . .  Distribution
          22.  Calculations of Performance Data .  Performance Information;
                                                   Performance Comparisons
                                                   (Part III)
          23.  Financial Statements . . . . . . .  Independent Accountants;
                                                   Financial Statements
                                                   (Part III)


Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement



        The Cross Reference Sheets in respect of Part A of the prospectuses in respect of the Class A (if any) and Class B shares of the Portfolios and the prospectuses in respect of the Class A (if any) and Class B shares of the Portfolios, all of which are included in Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed electronically on November 29, 1997 (File Nos. 33-45315; 811-6550), are incorporated into this Registration Statement by reference.

PROSPECTUS                                                      May ____, 1997
Institutional Shares

                                  MENTOR FUNDS

Mentor Funds, an open-end management investment company, is offering Institutional Shares of eight different investment portfolios to institutional and high net-worth individual investors: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio, Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. Certain of the Portfolios may use "leverage" -- that is, they may borrow money to purchase additional portfolio securities, which involves special risks. See "Other Investment Practices."

Mentor Funds (the "Trust") provides investors an opportunity to invest in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about Mentor Funds that a prospective investor should know before investing. Investors should read this Prospectus carefully and retain it for future reference. More detailed information can be found in the May ___, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of Mentor Funds is P.O. Box 1357, Richmond, Virginia 23218-1357.

                            Mentor Distributors, LLC
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES ANDEXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THEACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

                                                                            Page
                                                                            ----
Expenses Summary..........................................................  2
Investment Objectives and Policies........................................  3
Valuing the Portfolios' Shares............................................ 16
How To Sell Shares........................................................ 18
How To Exchange Shares.................................................... 18
Distributions and Taxes................................................... 19
Management................................................................ 20
General................................................................... 23
Performance Information................................................... 23
APPENDIX.................................................................. 24

Expenses Summary

Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown reflect the estimated expenses each of the Portfolios expects to occur with respect to its Institutional Shares. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Institutional Shares of each Portfolio over specified periods.

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases.........................          None
Maximum Sales Charge Imposed on Reinvested Dividends..............          None
Exchange Fee......................................................          None
Contingent Deferred Sales Charge..................................          None


Annual Portfolio Operating Expenses
(As a percentage of average net assets)



                                                                        Income                             Short-
                                                Capital                   and                  Quality    Duration   Municipal
                                    Growth      Growth     Strategy     Growth     Global      Income      Income     Income
                                   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio   Portfolio  Portfolio
                                   ---------   ---------   ---------   ---------  ---------   ---------   ---------  ---------
Management Fees.................     0.70%       0.80%       0.85%       0.75%      1.10%       0.34%*     0.20%*      0.60%
12b-1 Fees......................     None        None        None        None       None        None       None        None
Shareholder Services Fee........     None        None        None        None       None        None       None        None
Other Expenses. . . . . . . . . . .  0.33%       0.38%       0.32%       0.36%      0.60%       0.46%      0.41%       0.39%
Total Portfolio Operating
Expenses........................     1.03%       1.18%       1.17%       1.11%      1.70%       0.80% *    0.61%*      0.99%

*After expense limitation.

Mentor Investment Advisors, LLC has agreed to limit its Management Fees from each of the Quality Income and Short-Duration Income Portfolios and Mentor Investment Group has agreed to limit its administrative services fees from the Short-Duration Income Portfolio until September 30, 1997. In the absence of these expense limitations, Management Fees for the Quality Income Portfolio and the Short-Duration Income Portfolio are expected to be 0.60% and 0.50%, respectively, Other Expenses for the Short-Duration Income Portfolio are expected to be 0.51%, and Total Portfolio Operating Expenses for the Quality Income Portfolio and the Short-Duration Income Portfolio are expected to be 1.06% and 0.91%, respectively.

Examples

You would pay the following expenses on a $1,000 investment in Institutional Shares, assuming 5% annual return and with or without redemption at the end of each period:

                                          1 year    3 years   5 years   10 years
                                          ------    -------   -------   --------

Growth Portfolio......................    $11        $33       $57         $126
Capital Growth Portfolio..............     12         37        65          143
Strategy Portfolio....................     12         37        64          142
Income and Growth Portfolio...........     11         35        61          135
Global Portfolio......................     17         54        92          201
Quality Income Portfolio..............      8         26        44           99
Short-Duration Income Portfolio.......      6         20        34           76
Municipal Income Portfolio............     10         32        55          121


The Examples should not be considered a representation of future performance; actual expenses may vary.

Investment Objectives and Policies

Mentor Funds is offering Institutional Shares of eight different diversified Portfolios by this Prospectus with varying investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional
Information as fundamental, the investment policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.

Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment adviser to each of the Portfolios other than the Mentor Perpetual Global Portfolio. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment adviser to the Global Portfolio.

Mentor Growth Portfolio

The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Mentor Advisors, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Mentor Advisors is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Mentor Advisors believes that such investments may offer better than average potential for long-term capital growth.

Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

Mentor Capital Growth Portfolio

The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Mentor Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.

The Portfolio invests primarily in common stocks of companies believed by Mentor Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures and any other class or type of security Mentor Advisors believes offers the potential for capital appreciation. In selecting investments, Mentor Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to changes in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.

Mentor Strategy Portfolio

The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Mentor Advisors actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).

Mentor Advisors believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Mentor Advisors may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Mentor Advisors believes that the potential for total return in the bond market is greater than that in the equity market. Mentor Advisors might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Mentor Advisors attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Mentor Advisors to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices -Foreign Securities" for a description of risks associated with investments in such securities.

Within the equity sector, Mentor Advisors actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.

Within the fixed-income sector, Mentor Advisors seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment- grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero- coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Mentor Advisors to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.

Mentor Income and Growth Portfolio
Sub-adviser: Wellington Management Company, LLP

The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington Management Company ("Wellington Management") believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.

Wellington Management will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.

The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington Management will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington Management's fundamental research and security valuations.

Within the fixed-income asset class, Wellington Management seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities, corporate debt securities (including zero-coupon securities) and debt securities issued by foreign governments and by companies located outside the United States. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Wellington Management to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.

Mentor Perpetual Global Portfolio

The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.

It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices -- Foreign securities."

Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investment grade securities or those of equivalent quality as determined by Mentor Perpetual. The Portfolio may invest up to

5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.

Mentor Quality Income Portfolio

The Quality Income Portfolio's investment objective is to seek high current income consistent with what Mentor Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.

Corporate debt obligations and preferred stocks in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. A description of securities ratings is contained in the Appendix to this Prospectus.

Mentor Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), which involve certain risks. See "Other Investment Practices -- Mortgage-backed securities; other asset- backed securities" and " -- Other mortgage-related securities" below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

Mentor Municipal Income Portfolio
Sub-adviser: Van Kampen American Capital Management, Inc.

The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen American Capital Management, Inc. ("Van Kampen") to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.

Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.

Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B- by S&P or between Ba and B3 by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B-by S&P or below B3 by Moody's at the time of purchase. The Portfolio may hold a portion of its assets in cash or money market instruments.

The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer. Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.

There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.

Risks of lower-grade securities. Investors should carefully consider the risks of owning shares of a mutual fund which invests in lower-grade securities, commonly known as "junk bonds", before making an investment in the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Lower-grade securities generally involve greater credit risk than higher-grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates, and individual issuer developments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair value of such securities and may not be able to dispose of such securities in a timely manner at a price which reflects the value of such securities. The rating assigned to a Security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated municipal securities, see the Appendix to this Prospectus.

Van Kampen seeks to minimize the risks involved in investing in lower-grade securities through diversification and careful investment analysis. However, the amount of information about the financial condition of an issuer of lower- grade municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on Van Kampen's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade municipal securities held by the Portfolio, the valuation of the Portfolio's securities becomes more difficult and the use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which such a market does exist. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established market does exist.

Concentration. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. The Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.

Mentor Short-Duration Income Portfolio

The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

The Portfolio may at times invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below for a description of these securities and risks they may entail. The Portfolio may also invest a substantial portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.

Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.

There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.

The Portfolio will invest in investment grade debt securities and preferred stocks and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A description of securities ratings is contained in the Appendix to this Prospectus.

The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

Other Investment Practices

Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

Mortgage-backed securities; other asset-backed securities. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates.
Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Each of the Quality Income, Short-Duration Income, Income and Growth, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.

Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.

A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser or sub-adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.

In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.

Zero-coupon bonds. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

Premium securities. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.

Options and futures. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value. In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.

Index futures and options. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

Risks related to options and futures strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.

Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are not appropriate and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

Securities  loans,  repurchase  agreements,  forward  commitments,  and  reverse repurchase agreements. Each Portfolio, other than the Municipal Income Portfolio, may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments may increase overall investment exposure and may result in losses.

Dollar roll transactions. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar- roll transactions may increase overall investment exposure and may result in losses.

Foreign securities. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% of their total assets. (Those percentage limitations do not apply to American Depository Receipts, Global Depository Receipts, and other U.S. dollar-denominated securities of issuers located outside the United States.) Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.

A Portfolio may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs and GDRs are subject to many of the same risks of investing in foreign securities generally.

The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

Foreign currency exchange transactions. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.

Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

Interest rate transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each of the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations.

The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Indexed securities. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Leverage. The Short-Duration Income Portfolio may borrow money to invest in additional securities to seek current income. This technique, known as "leverage," increases the Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolio currently intends to use leverage in order to adjust the dollar-weighted average duration of its portfolio. The Portfolio will not always borrow money for investment and the extent to which the Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage (including leverage to the extent employed by the Portfolio through "reverse" repurchase agreements, "dollar-roll" transactions, and forward commitments, described above) that can exist at any one time will not exceed one-third of the value of the Portfolio's total assets.

Portfolio turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial Highlights."


VALUING THE PORTFOLIOS' SHARES

Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW TO BUY SHARES

Mentor Distributors, LLC ("Mentor Distributors"), located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

Institutional Shares of each Portfolio are sold at a price based on the net asset value of the class next determined after a purchase order is received by the Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors before the close of regular trading on the New York Stock Exchange.

An investor may make an initial purchase of shares in a Portfolio by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors.

Shares of a Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser or subadviser, or
(iii) a  combination  of such  securities  and  cash.  Purchase  of  shares of a
Portfolio  in  exchange  for   securities   is  subject  in  each  case  to  the
determination by a Portfolio's investment adviser or subadviser that the securities to be exchanged are acceptable for purchase by the Portfolio.
Securities accepted by a Portfolio's investment adviser or subadviser in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the next determination of net asset value for a class of shares after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instruction by calling Mentor Distributors at 1-800-869-6042.

Mentor Distributors, Mentor Advisors, Mentor Perpetual, the subadvisers or affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of each Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of a Portfolio through EVEREN Securities, Inc. with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

In  all  cases  a  Portfolio's   investment  adviser,   subadviser,   or  Mentor
Distributors reserves the right to reject any particular investment.

HOW TO SELL SHARES

A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o: Mentor Institutional Trust, P.
O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the particular class of shares next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value for a class of shares, your request must be received before the close of regular trading on the New York Stock Exchange. A Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

         (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

         (2) the request is signed by each registered owner exactly as the shares are registered; and

         (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, each of the Portfolios may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities value in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

HOW TO EXCHANGE SHARES

         Except  as  otherwise   described   below,   you  can   exchange   your
Institutional Shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio of the Trust, at net asset value beginning 15 days after purchase. You may also exchange Institutional Shares of a Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund").

         To exchange your shares, simply complete an Exchange Authorization Form and send it to the Trust, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask you investment dealer or Mentor Distributors for a prospectus relating to the Cash Fund. Shares of certain of the Portfolios may not be available to residents of all states.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of a Portfolio, the Trust reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios, quarterly for the Income and Growth Portfolio, and annually for the Growth, Capital Growth, Global, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any after the application of any available capital loss carryovers, at least annually. All dividends and distributions of net capital gain will be invested in additional shares of the same class of a Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.

Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year Mentor Funds will notify shareholders of the amount and tax status of distributions paid by their Portfolios for the preceding year. In buying or selling securities for each of the Portfolios, Mentor Advisors and Mentor Perpetual, as applicable, will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolios' shareholders.

To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of these Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by such a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by any of these Portfolios for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.

Municipal Income Portfolio. Distributions designated by the Municipal Income Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Municipal Income Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. Individual investors who receive Social Security and railroad retirement benefits should consult their tax adviser(s) to determine what effect, if any, an investment in the Municipal Income Portfolio may have on the taxation of their benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders.

Global Portfolio only. Shareholders of the Global Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents, will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

The foregoing is a summary of certain federal income tax consequences of investing in each of the Portfolios. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes.
Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolios, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

MANAGEMENT

The Trustees of Mentor Funds are responsible for generally overseeing the conduct of its business. Mentor Investment Advisors, LLC is the investment adviser to each of the Portfolios other than the Global Portfolio. Mentor Perpetual Advisors, LLC is the investment adviser to the Global Portfolio. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.

All investment decisions made for the Portfolios by Mentor Advisors and Mentor Perpetual are made by investment management teams at those firms.

Mentor Advisors, formerly Commonwealth Investment Counsel, Inc., has over $9.2 billion in assets under management. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Mentor Advisors is the successor to Commonwealth Investment Counsel, Inc., Commonwealth Advisors, Inc., Charter Asset Management, Inc. and Wellesley Advisors, Inc., each of which previously provided investment advisory services to certain of the Portfolios. Mentor Investment Group, LLC is the successor to Mentor Investment Group, Inc.

Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies.

Mentor Advisors and Mentor Perpetual together serve as investment adviser to twenty-three separate investment portfolios in the Mentor Family of Funds, including those offered by this Prospectus. For a prospectus relating to certain of these other investment portfolios, and for information concerning your eligibility to purchase shares of those portfolios, contact Mentor Distributors.

Each of the Portfolios (other than the Global Portfolio) pays management fees to Mentor Advisors at the annual rates described above under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses", and the Global Portfolio pays fees to Mentor Perpetual equal to 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver at any time in its sole discretion.

The Sub-Advisers

Van Kampen American Capital Management Inc. serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is an indirect wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer, are engaged in a wide range of financial services. As of September 30, 1996, Van Kampen, together with its affiliates, advised or supervised approximately $163 billion of assets. For its services as sub-adviser, Van Kampen receives a fee from Mentor Advisors at the following annual rate: .25% of the first $60 million of the Portfolio's average net assets and .20% of the Portfolio's average net assets over $60 million.

David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $13 billion.

Wellington Management Company, LLP serves as sub-adviser to the Income and Growth Portfolio. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1996, Wellington Management had discretionary investment management authority with respect to approximately $123.8 billion in assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Wellington Management receives a fee from Mentor Advisors at the following annual rate: 0.325% of the first $50 million of the Portfolio's average net assets, 0.275% of the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million.

Paul D. Kaplan, Senior Vice President of Wellington Management, has served as portfolio manager of the fixed-income and U.S. Government securities portion of the Portfolio since its inception in May 1993. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982. As of November 30, 1996, Wellington Management's Equity Income Team, a group of equity portfolio managers and senior investment professionals, will assume responsibility for managing the equity securities portion of the Portfolio.

General. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages the relevant Portfolio's investments in accordance with the stated policies of the Portfolio. Each makes investment decisions for a Portfolio and places the purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and Mentor Funds. Mentor Funds pays all expenses not assumed by the investment advisers, sub-advisers, or Mentor Investment Group, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

In selecting broker-dealers, an investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for each Portfolio during the periods ending September 30, 1996 and September 30, 1995, respectively, were: Mentor Growth Portfolio -- 105% and 70%; Mentor Capital Growth Portfolio -- 98% and 157%; Mentor Strategy Portfolio -- 125% and 122%; Mentor Income and Growth Portfolio -- 72% and 62%; Mentor Perpetual Global Portfolio -- 130% and 155%; Mentor
Quality Income Portfolio -- 254% and 368%; Mentor Short-Duration Income Portfolio -- 411% and 126%; and Mentor Municipal Income Portfolio -- 46% and 43%.

Other Services

Administrative Services. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to each of the Portfolios at an annual rate of 0.10% of the Portfolios' average net assets attributable to each class.

GENERAL

Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of its Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts.

Mentor Funds is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Mentor Funds' shares are currently divided into eleven series, eight of which are being offered by this Prospectus. Each series offered by this Prospectus issues shares of three classes, Class A shares, Class B shares, and Institutional Shares. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series, and shares of each class will vote together as a single class, except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither Mentor Funds nor any Portfolio is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

In the interest of economy and convenience, the Portfolios will not issue certificates for their shares except at the shareholder's request. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts 02266 serves as custodian for the Global Portfolio. State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., serves as transfer agent and dividend disbursing agent for the Portfolios. Mentor Funds' independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.

PERFORMANCE INFORMATION

Yield and total return data may from time to time be included in advertisements about shares of each class of the Portfolios. A Portfolio's "yield" for each class of shares is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one, five and ten-year period of a class of shares (or for a life of a class, if shorter) of a

Portfolio through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in that class of shares over the period. Total return may also be presented for other periods. Investment performance for different classes of shares of each of the Portfolios will differ. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of the Portfolios' investment adviser or its investment personnel.

ALL DATA IS BASED ON EACH OF THE PORTFOLIOS' PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.

                                    APPENDIX

Moody's Investors Service, Inc., Long-Term Municipal Debt Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Standard and Poor's Long-Term Municipal Debt Ratings

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Short-Term Loan Ratings

MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard and Poor's Municipal Note Ratings

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.

SP-2  --  Satisfactory   capacity  to  pay  principal  and  interest  with  some
vulnerability to adverse financial and economic changes over the term of the notes.

Fitch Investors Service, Inc., Short-Term Debt Ratings

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.

Moody's Investors Service, Inc., Commercial Paper Ratings

P-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Mentor Funds. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

Additional information concerning the securities offered hereby and Mentor Funds is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.

                             Mentor Investment Group
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1996 Mentor Distributors, LLC

                                  Mentor Funds

                            Mentor Growth Portfolio

                       Mentor Perpetual Global Portfolio

                        Mentor Capital Growth Portfolio

                           Mentor Strategy Portfolio

                       Mentor Income and Growth Portfolio

                       Mentor Municipal Income Portfolio

                        Mentor Quality Income Portfolio

                     Mentor Short-Duration Income Portfolio


                                   PROSPECTUS
                                 May ___, 1997

                               [MENTOR LOGO here]

                                  MENTOR FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                  MAY ___, 1997


         Mentor Funds (the "Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant prospectus of the Trust. A copy of a prospectus in respect of a Portfolio can be obtained upon request by writing to Mentor Distributors, LLC, the Trust's distributor, at 901 East Byrd Street, Richmond, Virginia 23219, or by calling Mentor Distributors at 1-800-382-0016.


         This Statement is in three parts. Part I contains information with respect to Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Income and Growth Portfolio, and Mentor Perpetual Global Portfolio. Part II contains information with respect to Mentor Growth Portfolio, Mentor Strategy Portfolio, Mentor Short-Duration Income Portfolio, and Mentor Balanced Portfolio, which are the successors to Mentor Growth Fund, Mentor Strategy Fund, Mentor Short-Duration Income Fund, and Mentor Balanced Fund, respectively, each of which was previously a series of shares of Mentor Series Trust. Part III provides general information with respect to the Trust and all of the Portfolios.

                                TABLE OF CONTENTS



INTRODUCTION......................................................ii
PART I.............................................................1
INVESTMENT RESTRICTIONS............................................1
PART II............................................................5
INVESTMENT RESTRICTIONS............................................5
PART III...........................................................9
CERTAIN INVESTMENT TECHNIQUES......................................9
MANAGEMENT OF THE TRUST...........................................31
INVESTMENT ADVISORY SERVICES......................................34
ADMINISTRATIVE SERVICES...........................................37
SHAREHOLDER SERVICING PLAN........................................39
BROKERAGE TRANSACTIONS............................................40
DISTRIBUTION......................................................43
DETERMINING NET ASSET VALUE.......................................44
REDEMPTIONS IN KIND...............................................46
TAXES.............................................................47
INDEPENDENT ACCOUNTANTS...........................................51
CUSTODIAN.........................................................52
PERFORMANCE INFORMATION...........................................52
MEMBERS OF INVESTMENT MANAGEMENT TEAMS............................56
PERFORMANCE COMPARISONS...........................................59
SHAREHOLDER LIABILITY.............................................65
FINANCIAL STATEMENTS..............................................65

                                  INTRODUCTION

         Mentor Funds is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust. This Statement relates to the following nine portfolios of the Trust (collectively, the "Portfolios" and each individually, the "Portfolio"): Mentor Growth Portfolio (the "Growth Portfolio"); Mentor Quality Income Portfolio (the "Quality Income Portfolio"); Mentor Balanced Portfolio (the "Balanced Portfolio"); Mentor Capital Growth Portfolio (the "Capital Growth Portfolio"); Mentor Perpetual Global Portfolio (the "Global Portfolio"); Mentor Income and Growth Portfolio (the "Income and Growth Portfolio"); Mentor Municipal Income Portfolio (the "Municipal Income Portfolio"); Mentor Short-Duration Income Portfolio (the "Short-Duration Income Portfolio"); and Mentor Strategy Portfolio (the "Strategy Portfolio"). Each Portfolio has three classes of shares of beneficial interest, Class A shares, Class B shares and Institutional Shares.

         With respect to the investment restrictions described below, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Prospectus in respect of a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.


         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                                     PART I

         THE FOLLOWING INFORMATION RELATES TO EACH OF THE CAPITAL GROWTH, QUALITY INCOME, MUNICIPAL INCOME, INCOME AND GROWTH, AND THE GLOBAL PORTFOLIOS, EXCEPT WHERE OTHERWISE NOTED.

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of a
Portfolio:


       1. The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts. The Municipal Income Portfolio may borrow money from banks for temporary purposes in amounts of up to 5% of its total assets. The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions.


2. The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.


3. The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.


4. The Portfolios will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. (The Municipal Income Portfolio will not lend portfolio securities.) This shall not prevent a Portfolio from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Portfolio's investment objective, policies and limitations or Declaration of Trust. The Municipal Income

         Portfolio will not make loans except to the extent the obligations the Portfolio may invest in are considered to be loans.


5. The Portfolios (other than the Quality Income Portfolio) will not invest more than 10% of the value of their net assets in restricted securities; the Quality Income Portfolio will not invest more than 15% of the value of its net assets in restricted securities.


6. None of the Portfolios will invest in commodities, except to the extent that the Portfolios may engage in transactions involving futures contracts or options on futures contracts, and except to the extent the securities the Municipal Income Portfolio invests in are considered interests in commodities or commodities contracts or to the extent the Portfolio exercises its rights under agreements relating to such municipal securities.


7. None of the Portfolios will purchase or sell real estate, including limited partnership interests, except to the extent the securities the Income and Growth Portfolio and Municipal Income Portfolio may invest in are considered to be interests in real estate or to the extent the Municipal Income Portfolio exercises its rights under agreements relating to such municipal securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.


8. With respect to 75% of the value of its respective total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. A Portfolio will not acquire more than 10% of the outstanding voting securities of any one issuer.


9. A Portfolio will not invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). As described in the Trust's Prospectus, the Municipal Income Portfolio may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, that Portfolio will not invest more than 25% of its assets in industrial development bonds in a single industry except as described in the Trust's Prospectus.


10. A Portfolio will not underwrite any issue of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

         In addition, the following practices are contrary to the current policy of each of the Portfolios (except as otherwise noted), and may be changed without shareholder approval: investing in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the funds' net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.



                                     PART II

         THE FOLLOWING INFORMATION RELATES TO EACH OF THE BALANCED, GROWTH, SHORT-DURATION INCOME, AND STRATEGY PORTFOLIOS, EXCEPT WHERE OTHERWISE NOTED.

INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without a vote of a majority of the outstanding shares of that Portfolio, a Portfolio may not:


1. Issue any securities which are senior to the Portfolio's shares as described herein and in the relevant prospectus, except that each of the Portfolios other than the Growth Portfolio and the Strategy Portfolio may borrow money to the extent contemplated by Restriction 4 below.


2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

3. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box"), and unless not more than 25% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.


4. (Growth Portfolio and Strategy Portfolio) Borrow money or pledge its assets except that a Portfolio may borrow from banks for temporary or emergency purposes (including the meeting of redemption requests which might otherwise require the untimely disposition of securities) in amounts not exceeding 10% (taken at the lower of cost or market value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; provided that a Portfolio will not purchase additional portfolio securities when such borrowings exceed 5% of its total assets. (Collateral or margin arrangements with respect to options, futures contracts, or other financial instruments are not considered to be pledges.)



         (All other Portfolios included in Part II) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.


5. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or (in the case of Growth Portfolio) in equity securities for which market quotations are not readily available.

7. (as to the Growth Portfolio only) Purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.


8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry; provided that the restriction set out in (i) above shall apply, in the case of each Portfolio other than the Growth Portfolio, only as to 75% of such Portfolio's total assets.


9. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or of Mentor Investment Advisors, LLC as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


10. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or, in the case of any Portfolio other than the Growth Portfolio, real estate or limited partnership interests). (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)


11.      Make investments for the purpose of exercising control or management.


12. (as to the Growth Portfolio only) Participate on a joint or a joint and several basis in any trading account in securities.

13. (as to the Growth Portfolio only) Purchase any security restricted as to disposition under federal securities laws if as a result more than 5% of the Portfolio's total assets (taken at current value) would be invested in restricted securities.

14. (as to the Growth Portfolio only) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.


15. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.


16. (as to the Growth Portfolio only) Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Portfolio's assets,) and (ii) loans of portfolio securities (limited to 33% of the Portfolio's total assets).


17. (as to the Growth Portfolio only) Purchase foreign securities or currencies except foreign securities which are American Depository Receipts listed on exchanges or otherwise traded in the United States and certificates of deposit, bankers' acceptances and other obligations of foreign banks and foreign branches of U.S. banks if, giving effect to such purchase, such obligations would constitute less than 10% of the Trust's total assets (at current value).


18. (as to the Growth Portfolio only) Purchase warrants if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants.


19. (as to each Portfolio other than the Growth Portfolio) Acquire more than 10% of the voting securities of any issuer.

20. (as to each Portfolio other than the Growth Portfolio) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.







21. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions. (This restriction applies to the Growth Portfolio.)

         In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the funds' net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

         Shares of beneficial interest in the Mentor Balanced Portfolio have been registered only in the Commonwealth of Virginia. These shares may not be offered or sold in any other state without being registered or exempt from registration.

                                    PART III


         THE FOLLOWING INFORMATION RELATES TO ALL OF THE PORTFOLIOS, EXCEPT WHERE OTHERWISE NOTED.

         All information with respect to fees, expenses and performance (except where otherwise indicated) is based on a Portfolio's fiscal year end. All of the Portfolios have a September 30 fiscal year end. Prior to September 30, 1995, each of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios had a December 31 fiscal year end. Information concerning the expenses of those Portfolios for fiscal 1995 is provided for the fiscal period January 1, 1995 through September 30, 1995. Certain information with respect to certain Portfolios is given for partial fiscal years. See "Financial Highlights" in the Trust's prospectus for information concerning the commencement of operations of each of the Portfolios. No Institutional Shares were outstanding during any period for which information is shown.


CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See the Prospectus relating to a particular Portfolio for a description of the investment techniques generally applicable to that Portfolio. For purposes of this section, a Portfolio's investment adviser or subadviser (if any) is referred to as an "Adviser".

OPTIONS

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance or to protect against changes in market prices.

         COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in the opinion of its Adviser the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Adviser to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of the Portfolio's Adviser may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.


         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Portfolio's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes a Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, a Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase its current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of a Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish with more certainty than would otherwise be possible the effective rate of return on securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent purchase.

         Successful use by a Portfolio of futures contracts on debt securities is subject to its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. (Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future.) A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         For example, the Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         OPTIONS ON STOCK INDEX FUTURES. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         OPTIONS ON INDICES. As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser may still not result in a successful hedging transaction over a short time period.

         OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

FORWARD COMMITMENTS

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. A Portfolio's Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LOANS OF PORTFOLIO SECURITIES


         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MORTGAGE-RELATED SECURITIES

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

         RESIDUAL INTERESTS. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.

FOREIGN SECURITIES

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, foreign investments may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. A Portfolio may incur costs in connection with conversion between currencies.

         In determining whether to invest in securities of foreign issuers, the Adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a

Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         Except as otherwise described in the relevant Prospectus, a Portfolio may engage without limit in currency exchange transactions, including foreign currency forward and futures contracts, to protect against uncertainty in the level of future foreign currency exchange rates. In addition, a Portfolio may purchase and sell call and put options on foreign currency futures contracts and on foreign currencies for hedging purposes.

         A Portfolio may engage in both "transaction hedging" and "position hedging". When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Portfolio may purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When a Portfolio engages in position hedging, it enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S.
options markets.

         SETTLEMENT PROCEDURES. Settlement procedures relating to investments in foreign securities and to foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve

Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Portfolios may engage in when-issued and delayed delivery transactions. These transactions are arrangements in which a Portfolio purchases securities with payment and delivery scheduled for a future time. A Portfolio engages in when-issued and delayed delivery transactions only for the purpose of acquiring securities consistent with its investment objective and policies, not for investment leverage, but a Portfolio may sell such securities prior to settlement date if such a sale is considered to be advisable. No income accrues to a Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of securities. In when-issued and delayed delivery transactions, a Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause a Portfolio to miss a price or yield considered to be advantageous.

         These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

BANK INSTRUMENTS

         A Portfolio may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, the above-mentioned instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, a Portfolio may invest in: Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and Yankee Certificates of Deposit ("Yankee CDS"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Portfolio may enter into dollar rolls, in which the Portfolio sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through the receipt of fee income.

         A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Dollar rolls and reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls and reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

CONVERTIBLE SECURITIES

         A Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common shares will assist the Portfolio in achieving its investment objectives. Otherwise, the Portfolio may hold or trade convertible securities. In selecting convertible securities for the Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Portfolio's Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WARRANTS

         A Portfolio may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of a Portfolio's policy.

SWAPS, CAPS, FLOORS AND COLLARS

         A Portfolio may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Portfolio's Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

LOWER-RATED SECURITIES

         A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.

         The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

INDEXED SECURITIES

         A Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if a Portfolio's Adviser considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars.

EURODOLLAR INSTRUMENTS

         A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

SEGREGATION OF ASSETS

         A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

         The officers and Trustees of the Trust are listed below, along with their addresses, principal occupations, and present positions, including any positions held with affiliated persons or Mentor Distributors, LLC.

                               POSITIONS WITH
NAME AND ADDRESS               THE TRUST                        PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS


Daniel J. Ludeman(1)           Chairman and Trustee             Chairman and Chief Executive Officer,
901 East Byrd Street                                            Mentor Investment Group, LLC; Director,
Richmond, Virginia 23219                                        Wheat, First Securities, Inc.; Managing
                                                                Director, Wheat First Butcher Singer,
                                                                Inc.; Director, Mentor Income Fund, Inc.
                                                                and America's Utility Fund, Inc.;
                                                                Chairman and Trustee, Cash Resource
                                                                Trust and Mentor Institutional Trust.

Peter J. Quinn, Jr. (1)       Trustee                           President, Mentor Distributors, LLC;
901 E. Byrd Street                                              Managing Director, Mentor Investment
Richmond, Virginia  23219                                       Group, LLC; Managing Director, Wheat
                                                                First Butcher Singer, Inc.; formerly,
                                                                Senior Vice President/Director of Mutual
                                                                Funds, Wheat First Butcher Singer, Inc.;
                                                                Trustee, Cash Resource Trust; formerly,
                                                                President of the Trust.

Stanley F. Pauley            Trustee                            Chairman and Chief Executive Officer,
P. O. Box 27205                                                 E.R. Carpenter Company Incorporated;
Richmond, Virginia 23261                                        Trustee, Cash Resource Trust and Mentor
                                                                Institutional Trust.



Louis W. Moelchert, Jr.      Trustee                            Vice President of Business and Finance,
University of Richmond                                          University of Richmond; Trustee, Cash
Richmond, Virginia 23173                                        Resource Trust and Mentor Institutional
                                                                Trust; Director, America's Utility Fund,
                                                                Inc.


Thomas F. Keller             Trustee                            Former Dean, Fuqua School of Business,
Duke University                                                 Duke University; Trustee, Cash Resource
Durham, North Carolina 27706                                    Trust and Mentor Institutional Trust.


Arnold H. Dreyfuss           Trustee                            Retired.  Formerly, Chairman and Chief
5100 Cary Street Road                                           Executive Officer, Hamilton
Richmond, Virginia 23225                                        Beach/Proctor-Silex, Inc.  Trustee, Cash
                                                                Resource Trust and Mentor Institutional
                                                                Trust.

Troy A. Peery, Jr.           Trustee                            President, Heilig-Meyers Company.
2235 Staples Mill Road                                          Trustee, Cash Resource Trust and Mentor
Richmond, Virginia 23230                                        Institutional Trust.


Paul F. Costello             President                          Managing Director, Wheat First Butcher
901 East Byrd Street                                            Singer, Inc. and Mentor Investment
Richmond, Virginia 23219                                        Group, LLC; President, Cash Resource
                                                                Trust, Mentor Income Fund, Inc., and
                                                                Mentor Institutional Trust; Managing
                                                                Director, Mentor Investment Advisors,
                                                                LLC; Executive Vice President and Chief
                                                                Administrative Officer, America's
                                                                Utility Fund, Inc.; Director, Mentor
                                                                Perpetual Advisors, LLC and Mentor Trust
                                                                Company; formerly, President, Mentor
                                                                Series Trust; Director, President and
                                                                Chief Executive Officer, First Variable
                                                                Life Insurance Company; President and
                                                                Chief Financial Officer, Variable
                                                                Investors Series Trust; President and
                                                                Treasurer, Atlantic Capital & Research,
                                                                Inc.; Vice President and Treasurer,
                                                                Variable Stock Fund, Inc., Monarch
                                                                Investment Series Trust, and GEICO Tax
                                                                Advantage Series Trust; Vice President,
                                                                Monarch Life Insurance Company, GEICO
                                                                Investment Services Company, Inc.,
                                                                Monarch Investment Services Company,
                                                                Inc., and Springfield Life Insurance
                                                                Company.



                                      -33-




Terry L. Perkins             Treasurer                          Senior Vice President, Mentor Investment
901 East Byrd Street                                            Group, LLC; Treasurer, Cash Resource
Richmond, Virginia 23219                                        Trust, Mentor Income Fund, Inc., Mentor
                                                                Institutional Trust and America's
                                                                Utility Fund; formerly, Treasurer and
                                                                Comptroller, Ryland Capital Management,
                                                                Inc.


Michael Wade                Assistant Treasurer                 Vice President, Mentor Investment Group,
901 East Byrd Street                                            LLC; Assistant Treasurer, Cash Resource
Richmond, Virginia 23219                                        Trust, Mentor Income Fund, Inc., Mentor
                                                                Institutional Trust and America's
                                                                Utility Fund; formerly, Senior
                                                                Accountant, Wheat First Butcher Singer,
                                                                Inc.; Audit Senior, BDO Seidman.






John M. Ivan               Secretary                            Managing Director, Director of
901 East Byrd Street                                            Compliance, Senior Vice President, and
Richmond, Virginia 23219                                        Assistant General Counsel, Wheat, First
                                                                Securities, Inc.; Clerk, Cash Resource
                                                                Trust, Mentor Institutional Trust.



---------------------

(1) This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

TRUSTEES' COMPENSATION

         The table below shows the fees paid to each Trustee by the Trust for fiscal 1995 and the estimated fees to be paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1996 calendar year.


                                                                              TOTAL COMPENSATION
                                          AGGREGATE COMPENSATION                   FROM ALL
TRUSTEES                                       FROM THE TRUST                COMPLEX FUNDS   (23 FUNDS)
--------                               ----------------------------     -------------------------------


Daniel J. Ludeman                                   $0                               $0
Arnold H. Dreyfuss                               6,000                           12,200
Thomas F. Keller                                 5,500                           11,175
Louis W. Moelchert, Jr.                          6,000                           12,200
Stanley F. Pauley                                6,000                           12,200
Troy A. Peery, Jr.                               5,500                           11,175
Peter J. Quinn, Jr.                                  0                                0

--------------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Trust's Declaration of Trust provides that the Trustees will be liable for their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

PRINCIPAL HOLDERS OF SECURITIES


         As of February 21, 1997, the officers and Trustees of the Trust owned as a group none of the outstanding shares of any class of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any class of a Portfolio as of that date, except as set forth below+1:




       PORTFOLIO                  HOLDER                   PERCENTAGE OWNERSHIP
Growth-Class A           Bank of New York TTEE
                         Wheat First Butcher Singer 401K                 43.19
                         New York, NY 10286-1010



       PORTFOLIO                  HOLDER                   PERCENTAGE OWNERSHIP

Strategy-Class A         Wheat First Butcher Singer FBO                   6.13
                         Plumbers & Pipe Fitters Local
                         Pittsburgh, PA  15212-5844


Strategy-Class A         Bank of New York TTEE                           20.42
                         Wheat First Butcher Singer 401K
                         New York, NY  10286-1010

----------------

         + As of February 21, 1997, no Portfolio had any Institutional Shares outstanding.

Strategy-Class A         Wheat First Butcher Singer FBO                   8.59
                         Plumbers & Pipe Fitters Local
                         Pittsburgh, PA 15212-5844


Strategy-Class A         Lasalle National Trust N.A. TR                   5.17
                         EVEREN Capital Corp 401K
                         Chicago, IL 60690-1443



Global-Class A           EVEREN Clearing Corp.                            7.06
                         Lewis P. Gallagher
                         Milwaukee, WI 53202-6609




Short Duration-Class A   Wheat First Butcher Singer FBO                  22.18
                         Northern Virginia Electric Co-Op
                         Manassas, VA 22110-0875



Short Duration-Class A   Wheat First Butcher Singer FBO                  11.06
                         Arnold Borinsky
                         Deal, NJ 07723-0424



Short Duration-Class A   Wheat First Butcher Singer FBO                  11.05
                         Citizens General Hospital Corp.
                         New Kensington, PA  15068-6591

Short Duration-Class A   EVEREN Clearing Corp.                            5.18
                         Robert G. Ball MD Inc.
                         Milwaukee, WI 53202-6609



Municipal Income-Class B Wheat First Butcher Singer FBO                  19.35
                         Evelyn G. Freyman
                         Washington, DC 20037-1901



PORTFOLIO                         HOLDER                   PERCENTAGE OWNERSHIP


Municipal Income-Class B Wheat First Butcher Singer FBO                   8.61
                         Carol D. Yoder
                         Harrisonburg, VA 22801-8616


Municipal Income-Class B EVEREN Clearing Corp.                            8.31
                         P. Fauskee TTEES FBO
                         Milwaukee, WI 53202-6609


Municipal Income-Class B Mary G. Elam                                     5.90
                         Greensboro, NC 27408-3848

Municipal Income-Class B EVEREN Clearing Corp.
                         Richard J. Foley MD
                         Milwaukee, WI 53202-6609


Balanced-Class B         Wheat First Butcher Singer FBO                  96.14
                         WFBS Foundation
                         Glen Allen, VA 23058-6540





INVESTMENT ADVISORY SERVICES

         Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to each Portfolio other than the Global Portfolio. Van Kampen American Capital Management, Inc. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio; Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Income and Growth Portfolio. Each of these sub-advisers has complete discretion to purchase and sell portfolio securities for its respective Portfolio consistent with the particular Portfolio's investment objective, restrictions, and policies. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as investment adviser to the Global Portfolio.

         Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC, ("Mentor Investment Group") which is a subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

         On October 31, 1996, Commonwealth Investment Counsel, Inc., the investment adviser to the Short-Duration Income and Balanced Portfolios, was reorganized as Mentor Investment Advisors, LLC. Also on October 31, 1996, each of Commonwealth Advisors, Inc., the investment adviser to the Capital Growth, Income and Growth, Municipal Income, and Quality Income Portfolios, Charter Asset Management, Inc., the investment adviser to the Growth Portfolio, and Wellesley Advisors, Inc., the investment adviser to the Strategy Portfolio, transferred its rights and obligations under its respective advisory contract with the Trust to Mentor Investment Advisors, LLC. In addition, Mentor Investment Group, Inc. and Mentor Distributors, Inc. were reorganized as Mentor Investment Group, LLC and Mentor Distributors, LLC, respectively.

         On October 29, 1996, shareholders of the Municipal Income Portfolio approved a new sub-advisory agreement with Van Kampen American Capital Management, Inc., which became a subsidiary of Morgan Stanley Group Inc.

         Subject to the general oversight of the Trustees, each investment adviser and/or subadviser manages the applicable Portfolio in accordance with the stated policies of that Portfolio and of the Trust. Each makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. The investment advisers and sub-advisers bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trust.

         Each Portfolio's investment adviser and/or sub-adviser provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of the investment advisers and sub-advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's or sub-adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Mentor Investment Group handles purchases and sales under guidelines approved by investment officers of the Trust. Each investment adviser and sub-adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Trust.

         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Portfolio's 12b-1 plan and the Shareholder Service Plan, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat, First Securities, Inc. and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution, and certain costs incurred by Mentor Investment Group in responding to shareholder inquiries as approved by the Trustees from time to time, to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.


         Under the applicable Management Contract with the Trust in respect of each Portfolio, subject to such policies as the Trustees may determine, Mentor Advisors or Mentor Perpetual, as the case may be, at its expense, furnishes continuously an investment program for the Portfolio and makes investment decisions on behalf of the Portfolio. Subject to the control of the Trustees, Mentor Advisors or Mentor Perpetual, as the case may be, also manages, supervises and conducts the other affairs and business of the Portfolio, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Portfolio's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Portfolio's portfolio securities. Mentor Advisors or Mentor Perpetual, as the case may be, may place portfolio transactions with broker-dealers which furnish Mentor Advisors or Mentor Perpetual, without cost to it, certain research, statistical and quotation services of value to Mentor Advisors or Mentor Perpetual and their affiliates in advising the Portfolio and other clients. In so doing, Mentor Advisors or Mentor Perpetual may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay.


         Each Management Contract provides that Mentor Advisors or Mentor Perpetual, as the case may be, shall not be subject to any liability to a Portfolio or to any shareholder of a Portfolio for any act or omission in the course of or connected with rendering services to a Portfolio in the absence of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.


         Each of the Management Contracts is subject to annual approval by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the

Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the applicable investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).


MANAGEMENT FEES

         The investment adviser of each Portfolio receives an annual management fee from such Portfolio (which is described in the relevant Prospectus). The investment adviser pays a portion of that fee to any sub-adviser to the Portfolio.

         The Portfolios paid investment advisory fees in respect of Class A and Class B shares in the amounts and for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                                      FISCAL YEAR            FISCAL            FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................             --                   --                   $6,790
Capital Growth Portfolio....................           $590,693             $465,031              728,536
Global Portfolio............................             69,515              174,547              368,592
Growth Portfolio............................          1,327,384            1,143,696            2,313,470
Income and Growth Portfolio.................            374,462              460,486              575,647
Municipal Income Portfolio..................            387,074              380,281              344,784
Quality Income Portfolio....................            893,139              563,032              278,216
Short-Duration Income Portfolio                          --                   --                   54,833
Strategy Portfolio..........................          1,368,325            1,262,809            2,287,369


         The investment advisers of the following Portfolios waived investment advisory fees in respect of Class A and Class B shares in the following amounts for the periods indicated below:



                                                      FISCAL YEAR            FISCAL            FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................           $ 48,884             $ 14,563             $ 18,976
Capital Growth Portfolio....................             --                   --                   --
Global Portfolio............................             69,515               10,545               --
Municipal Income Portfolio..................             81,713                --                  --
Quality Income Portfolio....................             --                    --                 217,329
Short-Duration Income Portfolio.............             11,536               65,901               83,567

         The investment advisers of the following Portfolios paid sub-advisory fees to the Portfolios' sub-advisers in respect of Class A and Class B shares in the following amounts for the periods indicated below:




                                                      FISCAL YEAR          FISCAL YEAR      FISCAL YEAR
                                                         1994                 1995             1996
                                                         ----                 ----             ----
Capital Growth Portfolio (1)                           $295,347             $126,880             --
Global Portfolio (2)                                     34,757               49,880             --
Income and Growth Portfolio                             187,231              193,845          $236,071
Municipal Income Portfolio                              234,393              190,141           172,392
Quality Income Portfolio (3)                            419,570              157,161             --
--------------------

(1) Prior to April 13, 1995, Phoenix Investment Counsel, Inc. ("Phoenix") served as sub-adviser to the Capital Growth Portfolio. Commonwealth Advisors paid subadvisory fees of $126,880 to Phoenix for fiscal year 1995.

(2) Prior to April 13, 1995, Scudder, Stevens & Clark ("Scudder") served as sub-adviser to the Global Portfolio. Commonwealth Advisors paid subadvisory fees of $49,880 to Scudder for fiscal year 1995.

(3) Prior to April 13, 1995, Pacific Investment Management Company ("Pacific") served as sub-adviser to the Quality Income Portfolio (formerly the Cambridge Government Income Portfolio). Commonwealth Advisors paid $157,161 in subadvisory fees to Pacific for fiscal year 1995.


ADMINISTRATIVE SERVICES

         Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement. Prior to June 1, 1994, Cambridge Administrative Services ("CAS") provided administrative services to the Capital Growth, Quality Income, Municipal Income, Income and Growth, and Global Portfolios.

         Pursuant to the Administration Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser or sub-adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor Investment Group provides all clerical services relating to the Portfolios' business. As compensation for its services, Mentor Investment Group receives a fee from each Portfolio calculated daily at the annual rate of .10% of a Portfolio's average daily net assets.

         The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of any assignment (as defined in the 1940 Act).

         The Portfolios paid administrative service fees in respect of Class A and Class B shares in the following amounts for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                                     FISCAL YEAR           FISCAL YEAR         FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................              --                   --                   --
Capital Growth Portfolio....................           $ 92,278             $ 66,032             $ 91,067
Global Portfolio............................              7,140               19,082               33,508
Growth Portfolio............................              --                 108,285              330,496
Income and Growth Portfolio.................            151,234               69,316               76,753
Municipal Income Portfolio..................             97,653               72,055               57,464
Quality Income Portfolio....................             47,282               65,234               82,591
Short-Duration Income Portfolio.............              --                   --                   --
Strategy Portfolio..........................             29,422              146,572              269,102



         The administrators waived administrative fees in respect of Class A and Class B shares in the amounts and for the periods indicated below:



                                                     FISCAL YEAR           FISCAL YEAR         FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................            $ 2,307                --                  --
Capital Growth Portfolio....................              --                   --                  --
Global Portfolio............................                530                --                  --
Growth Portfolio............................              --                   --                  --
Income and Growth Portfolio.................             15,033                --                  --
Municipal Income Portfolio..................              --                   --                  --
Quality Income Portfolio....................             23,563             $ 41,651               --
Short-Duration Income Portfolio.............              9,776                --              $ 27,680
Strategy Portfolio..........................            131,557                --                  --


         During fiscal 1995, the Growth and Strategy Portfolios reimbursed amounts of $6,579 and $6,117, respectively, in respect of Class A and Class B shares to Mentor Investment Group for certain accounting and operations related costs not covered by their respective administration arrangements. During fiscal year 1996, the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Municipal Income Portfolio, Quality Income Portfolio and Short-Duration Income Portfolio paid $23,289, $2,752, $5,901, $17,744, $5,210, $3,465, $5,005, and $1,842 respectively in respect of Class A and Class B shares to Mentor Investment Group for these direct reimbursements.

SHAREHOLDER SERVICING PLAN

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC with respect to the Class A and Class B shares each Portfolio. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the Portfolios and their shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the Portfolios reasonably request.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser, a sub-adviser, and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by the investment adviser, a subadviser, and/or Mentor Investment Group, as applicable, and will not be made from the assets of any of the Portfolios.

SHAREHOLDER SERVICES FEES

         During fiscal year 1996, the Portfolios incurred shareholder service fees in respect of Class A and Class B shares under the Service Plan as follows (amounts shown reflect fee waivers where applicable):




         Balanced Portfolio.....................................                    --
         Capital Growth Portfolio...............................              $227,668
         Global Portfolio.......................................                83,771
         Growth Portfolio.......................................               826,239
         Income and Growth Portfolio............................               191,882
         Municipal Income Portfolio.............................               143,660
         Quality Income Portfolio...............................               206,477
         Short-Duration Income Portfolio........................                69,200
         Strategy Portfolio.....................................               672,756



          During fiscal year 1996, shareholder services fees of $8,589 were waived in respect of the Balanced Portfolio.


BROKERAGE TRANSACTIONS

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each investment adviser or sub-adviser may receive brokerage and research services and other similar services from many broker-dealers with which such investment adviser or subadviser places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment adviser's or sub-adviser's managers and analysts. Where the services referred to above are not used exclusively by the investment adviser or sub-adviser for research purposes, the investment adviser or sub-adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the investment adviser or sub-adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing all or any of the Portfolios. The management fee paid by a Portfolio is not reduced because its investment adviser or sub-adviser or any of their affiliates receive these services even though the investment adviser or sub-adviser might otherwise be required to purchase some of these services for cash.

         A Portfolio's investment adviser or sub-adviser, as the case may be, places all orders for the purchase and sale of portfolio investments for the Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers. The investment adviser or subadviser seeks the best overall terms available for the Portfolio, except to the extent the investment adviser or sub-adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment adviser or sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the advisory and sub-advisory agreements, a Portfolio's investment adviser or sub-adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment adviser's or sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, each investment adviser and sub-adviser will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, an investment adviser or sub-adviser may consider sales of shares of a Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat and EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market.

         Under rules adopted by the SEC, Wheat and EVEREN may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

BROKERAGE COMMISSIONS

         The Portfolios paid brokerage commissions on brokerage transactions in respect of Class A and Class B shares in the following aggregate amounts for the periods indicated:



                                                      FISCAL YEAR            FISCAL            FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................          $   1,641           $    3,436            $    7,385
Capital Growth Portfolio....................            195,086              416,744               299,554
Global Portfolio............................             45,449              148,625               359,217
Growth Portfolio............................            374,267            1,354,359             1,864,300
Income and Growth Portfolio.................            116,782              125,986               146,323
Municipal Income Portfolio..................              --                   4,037                 2,422
Quality Income Portfolio....................              --                  20,250                24,990
Short-Duration Income Portfolio.............              1,307                2,717                 1,560
Strategy Portfolio..........................            651,172            1,297,178             1,144,804


         The following table shows brokerage commissions paid by each of the Portfolios to Wheat in respect of Class A and Class B shares for the periods indicated:



                                                      FISCAL YEAR            FISCAL            FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................             --                   --                   --
Capital Growth Portfolio....................           $ 78,085             $ 22,411             $ 54,642
Global Portfolio............................             --                   --                   --
Growth Portfolio............................             34,881               53,120               72,923
Income and Growth Portfolio.................             22,606               47,723               52,534
Municipal Income Portfolio..................             --                   --                   --
Quality Income Portfolio....................             --                   --                   --
Short-Duration Income Portfolio.............             --                   --                   --
Strategy Portfolio..........................              1,757                1,138               87,458



         The brokerage commissions paid to Wheat in respect of Class A and Class B shares for fiscal year 1996 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each
Portfolio:



                                                                                     PERCENT OF AGGREGATE
                                                    PERCENT OF AGGREGATE               DOLLAR AMOUNT OF
                                                         COMMISSIONS                BROKERAGE TRANSACTIONS
                                                       --------------                --------------------
Balanced Portfolio..........................              --                                 --
Capital Growth Portfolio....................              18.24%                           19.57%
Global Portfolio............................              --                                 --
Growth Portfolio............................               3.91%                            3.51%
Income and Growth Portfolio.................              35.90%                           19.48%
Municipal Income Portfolio..................              --                                 --
Quality Income Portfolio....................              --                                 --
Short-Duration Income Portfolio.............              --                                 --
Strategy Portfolio..........................               7.64%                            7.71%


HOW TO BUY SHARES


         Except under certain circumstances described in the Trust's or an individual Portfolio's prospectus, Class A shares of the Portfolios are sold at their net asset value plus an applicable sales charge on days the New York Stock Exchange is open for business. Class B shares of the Portfolios (where applicable) and Institutional Shares of the Portfolios are sold at their net asset value with no sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Class A, Class B and Institutional Shares of the Portfolios is explained in the relevant Prospectus under the section entitled "How to Buy Shares."

         DISTRIBUTION

         Each of the Portfolios makes payments to Mentor Distributors, LLC in accordance with its respective Distribution Plan adopted in respect of Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         During fiscal year 1996, the Portfolios paid the following 12b-1 fees in respect of Class A and Class B shares to Mentor Distributors as shown below:



Balanced Portfolio..........................                 --
Capital Growth Portfolio....................         $   458,606
Global Portfolio............................             183,636
Growth Portfolio............................           2,260,899
Income and Growth Portfolio.................             411,096
Municipal Income Portfolio..................             190,043
Quality Income Portfolio....................             298,041
Short-Duration Income Portfolio.............              70,827
Strategy Portfolio..........................           1,910,928


         During fiscal year 1996, 12b-1 fees of $25,766 were waived in respect of the Balanced Portfolio.


CONTINGENT DEFERRED SALES CHARGES

         During fiscal year 1996, Mentor Distributors received the following contingent deferred sales charges:

Balanced Portfolio..........................                 --
Capital Growth Portfolio....................             $  13,725
Global Portfolio............................                12,547
Growth Portfolio............................               182,754
Income and Growth Portfolio.................                10,261
Municipal Income Portfolio..................                 7,099
Quality Income Portfolio....................                15,091
Short-Duration Income Portfolio.............                44,511
Strategy Portfolio..........................               511,034

UNDERWRITING COMMISSIONS

         The following table shows the approximate amount of underwriting commissions retained by Mentor Distributors (and any predecessor) in respect of Class A and Class B shares for each Portfolio for the periods indicated:



                                                      FISCAL YEAR            FISCAL            FISCAL YEAR
                                                         1994                 1995                1996
                                                         ----                 ----                ----
Balanced Portfolio..........................               --                   --                    --
Capital Growth Portfolio....................           $ 17,055              $ 1,314             $ 10,477
Global Portfolio............................              6,354                1,829               23,038
Growth Portfolio............................               --                   --                 38,398
Income and Growth Portfolio.................             32,761                2,708               15,762
Municipal Income Portfolio..................             12,958                  247                4,110
Quality Income Portfolio....................              7,951                  559                9,062
Short-Duration Income Portfolio.............               --                   --                    186
Strategy Portfolio..........................               --                   --                 31,801


 DETERMINING NET ASSET VALUE

         A Portfolio determines the net asset value per share of each class once each day the New York Exchange (the "Exchange") is open as of the close of regular trading on the Exchange. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.


         Securities for which market quotations are readily available are valued at prices which, in the opinion of a Portfolio's investment adviser or sub-adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutionalsize trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, the Portfolio's investment adviser or sub-adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Portfolios on a daily basis, and pricing services may not provide price quotations. In such cases, the Portfolio's investment adviser or sub-adviser is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for the investment adviser or subadviser to obtain an actual dealer quotation for a security, the investment adviser or sub-adviser may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, the investment adviser or sub-adviser compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. The investment adviser or sub-adviser attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in the investment adviser or sub-adviser's view, makes pricing the securities on the basis of U.S.
Treasuries unlikely to provide a fair value of the securities.


         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.


         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. A Portfolio calculates net asset value per share of each class, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a classes' net asset value is calculated, such securities will be valued at fair value as determined in good faith by procedures approved as required by the Trustees.


REDEMPTIONS IN KIND


         Although each Portfolio intends to redeem Class A, Class B and Institutional Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from its investment portfolio. Redemptions in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which a Portfolio is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective classes' net asset value during any 90-day period.


TAXES

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. A Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts, and foreign currencies) held less than three months; (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (d) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. A Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt form federal income tax. Distributions that the Portfolio properly designates as exemptinterest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, or repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

         HEDGING TRANSACTIONS. If a Portfolio engages in transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

         Under the 30% of gross income test described above, a Portfolio will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Portfolio assets to be treated as held for less than three months.

         Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the

Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you or your shares.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contacts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of a Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by a Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

         BACKUP WITHHOLDING. A Portfolio generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Shareholders who fail to furnish their current TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

         If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of a Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

         For a more complete discussion of shareholders' tax status, including a discussion of the individual alternative minimum tax and the corporate alternative minimum tax, see the section of the relevant prospectus in respect of taxes.

INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

CUSTODIAN

         Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, is the custodian of each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts serves as custodian to the Global Portfolio and as the foreign custodian to each of the other Portfolios in respect of foreign assets. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

PERFORMANCE INFORMATION (SHOWN THROUGH SEPTEMBER 30, 1996)


         The table below shows the average annual total return of Class A shares and Class B shares for the one-, five- and ten-year periods (or for the life of a class if shorter)**:



         CLASS A SHARES                                   1 YEAR      5 YEARS      SINCE INCEPTION
         --------------                                   ------      -------      ---------------
     Capital Growth Portfolio.....................        17.45%         --               9.89%
     Global Portfolio.............................        11.58%         --               9.30%
     Growth Portfolio*............................        21.73%         --              33.35%
     Income and Growth Portfolio..................        12.00%         --              12.35%
     Municipal Income Portfolio...................         1.42%         --               5.99%
     Quality Income Portfolio.....................       (0.83)%         --               3.58%
     Short-Duration Income Portfolio*.............         3.73%         --               4.08%
     Strategy Portfolio*..........................        12.50%         --              20.14%


         CLASS B SHARES                                1 YEAR          5 YEARS      10 YEARS      SINCE INCEPTION
         --------------                                ------          -------      --------      ---------------
     Balanced Portfolio*..........................       13.00%          --           --              15.76%
     Capital Growth Portfolio.....................       19.64%          --           --              10.46%
     Global Portfolio.............................       13.39%          --           --               9.91%
     Growth Portfolio*............................       24.18%          18.17%       13.68%          13.68%
     Income and Growth Portfolio..................       14.26%          --           --              13.11%
     Municipal Income Portfolio...................        1.87%          --           --               6.45%
     Quality Income Portfolio.....................      (0.31)%          --           --               4.03%


                                      -55-




     Short-Duration Income Portfolio*                     0.59%          --           --               4.87%
     Strategy Portfolio*..........................       14.48%          --           --              12.51%

------------------


         * Prior to May 30, 1995, the Balanced, Growth, Short-Duration Income, and Strategy Portfolios only offered one class of shares. Total return information prior to this date is shown under the Class B share table. AS A RESULT, THE ANNUAL TOTAL RETURN INFORMATION BEYOND THE ONE-YEAR PERIOD SHOWN ABOVE FOR THE BALANCED, GROWTH, SHORT-DURATION INCOME, AND STRATEGY PORTFOLIOS REFLECTS VARIOUS SALES CHARGES CURRENTLY NOT APPLICABLE TO THE PORTFOLIOS. The Balanced, Growth, Short-Duration, and Strategy Portfolios are the successors to Mentor Balanced Fund, Mentor Growth Fund, Mentor Short-Duration Income Fund, and Mentor Strategy Fund, respectively, each of which was previously a series of shares of beneficial interest of Mentor Series Trust. For fiscal 1994, none of these Funds bore a front-end sales charge, but each of them was subject to a maximum contingent deferred sales charge of 5%. The Balanced Portfolio currently offers only one class of shares. Total return information for this Portfolio is shown under the Class B share table.

         **No Institutional Shares were outstanding for these periods.

                                  - - - - - -


         Total return for the one-, five-, and ten-year periods for each class of shares of a Portfolio (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in shares of that class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the particular class of a Portfolio during that period. Total return calculations assume deduction of a classes' maximum front-end or contingent deferred sales charge, if any, and reinvestment of all distributions at net asset value on their respective reinvestment dates.


         ALL DATA ARE BASED ON PAST PERFORMANCE AND DO NOT PREDICT FUTURE
RESULTS.

YIELD AND TAX-EQUIVALENT YIELD


         The thirty-day yield for Class A shares and Class B shares of certain of the Portfolios for the period ending September 30, 1996, was as follows*:


                                                            CLASS A    CLASS B

                  Quality Income Portfolio                   6.64%       6.48%
                  Municipal Income Portfolio                 4.91%       4.66%
                  Income and Growth Portfolio                2.33%       1.57%

         *No Institutional Shares were outstanding for these periods.

         Yield for each class is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a class of shares of a Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of class outstanding during the base period and entitled to receive dividends and
(B) the net asset value per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on costs). Dividends on equity securities are accrued daily at their stated dividend rates.


         To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.


         The tax-equivalent yield for Class A shares of the Municipal Income Portfolio for the thirty-day period ending September 30, 1996, was 8.13%. The tax-equivalent yield for that Portfolio's Class B shares was 7.72% for the same period. The tax-equivalent yield for all classes of shares of the Municipal Income Portfolio is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.


         The Municipal Income Portfolio may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's investment portfolio generally remains free from federal regular income tax but may be subject to state and local taxes. (Some portion of the Portfolio's income may be subject to federal alternative minimum tax and state and local taxes.) Capital gains, if any, are subject to federal, state and local tax.


         At times, a Portfolio's investment adviser or sub-adviser may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses. Any such fee reduction or assumption of expenses would increase a classes' yield and total return during the period of the fee reduction or assumption of expenses.


         Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the front-end or contingent deferred sales charge would be reduced if such sales charges were reflected.

EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES FOR THE MUNICIPAL INCOME PORTFOLIO

The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1996. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 2.0% to 10.0%.


------------------------------------------------------------------------------------------------------------------------------------

                                                  Marginal
                  Taxable Income*                 federal                        Tax-exempt yield
                  ______________                   income   _______________________________________________________________________
                                                    tax**
         Joint                      Single Rate                2%    3%     4%     5%     6%      7%      8%      9%    10%
------------------------------------------------------------------------------------------------------------------------------------
                            Equivalent taxable yield

     $0  -     40,100             $0  -    24,000   15.00%   2.35%  3.53%  4.71%  5.88%  7.06%   8.24%   9.41%  10.59%  11.76%
 40,101  -     96,900         24,001  -    58,150   28.00%   2.78%  4.17%  5.56%  6.94%  8.33%   9.72%  11.11%  12.50%  13.89%
 96,901  -    147,700         58,151  -   121,300   31.00%   2.90%  4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%
147,701  -    263,750        121,301  -   263,750   36.00%   3.13%  4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%
   over       263,750           over      263,750   39.60%   3.31%  4.97%  6.62%  8.28%  9.93%  11.59%  13.25%  14.90%  16.56%

------------------

* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"), after any deduction for personal exemptions and the greater of the standard deduction or itemized deductions. Income in the higher brackets may be affected by the phase-out of personal exemptions and the limitation of itemized deductions, based on Adjusted Gross Income, under the Code.

** These rates are the marginal federal income tax rates on taxable income currently in effect for 1996 under the Code.


         Of course, there is no assurance that the Municipal Income Portfolio will achieve any specific tax-exempt yield. While it is expected that the Portfolio will invest principally in obligations which pay interest exempt from federal income tax, other income received by the Portfolio may be taxable. The table does not take into account any state or local taxes payable on Portfolio distributions.

MEMBERS OF INVESTMENT MANAGEMENT TEAMS

         The following persons are investment personnel of the Portfolio's investment advisers, as indicated.

MENTOR INVESTMENT ADVISORS, LLC

LARGE CAPITALIZATION QUALITY EQUITY GROWTH

JOHN G. DAVENPORT, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER Mr. Davenport has twelve years of investment management experience. He joined the Mentor organization after heading equity research for Lowe, Brockenbrough, Tierney, & Tattersall. He earned his undergraduate business degree from the University of Richmond and his graduate degree in business from the University of Virginia.

P. BARTON PETERS, CFA
Mr. Peters has sixteen years of investment management experience and joined the Mentor organization after the sale of his company, Parata Analytics Research, to Commonwealth. He has an undergraduate degree from the College of William and Mary and a masters degree in finance and quantitative sciences from Virginia Commonwealth University.

RICHARD H. SKEPPSTROM II -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Skeppstrom has six years of investment management experience. He has earned both his undergraduate degree and masters of business administration from the University of Virginia.

RICHARD L. RICE -- VICE PRESIDENT, RESEARCH ANALYST
Mr. Rice has twenty-three years' experience in the securities industry. Prior to joining the Mentor organization in 1993, he was a partner in the equity management software firm, Parata Analytics Research, which was acquired by the Mentor organization. His previous responsibilities include director of Research for Signet Asset Management, Senior Research Analyst for Capitoline Investment Services, and research positions at Atlanta Corp. and Southwest Banking.

ACTIVE FIXED-INCOME

P. MICHAEL JONES, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Jones has eleven years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.

STEVEN C. HENDERSON -- ASSOCIATE VICE PRESIDENT, PORTFOLIO MANAGER Mr. Henderson has seven years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.

STEPHEN R. MCCLELLAND -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. McClelland has six years of investment management experience, all of which have been at Commonwealth. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.

KEITH WANTLING
Mr. Wantling has five years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.

SMALL-TO-MEDIUM CAPITALIZATION EQUITY GROWTH

THEODORE W. PRICE, CFA  -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Price has over thirty years of investment management experience, with over twenty-three years' tenure at Charter Asset Management, the predecessor to Mentor Advisors. He has managed Mentor Growth Portfolio since its inception. He earned both his undergraduate degree and masters of business administration from the University of Virginia.

LINDA A. ZIGLAR, CFA -- PORTFOLIO MANAGER
Ms. Ziglar has seventeen years of investment management experience. Ms. Ziglar joined Charter from Federated Investors, where she managed $300 million in equity assets. She holds an undergraduate degree from Randolph-Macon Woman's College where she graduated summa cum laude. She also holds a graduate degree in business administration from the University of Pittsburgh.

JEFFREY S. DRUMMOND, CFA -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Drummond has eight years of investment management experience. Mr. Drummond began his career as a portfolio analyst in the Investment Strategy Department at Wheat First Butcher Singer, where he shared responsibility for directing $100 million in assets following the Strategic Sectors Portfolio. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

EDWARD RICK IV
Mr. Rick has two years of investment management experience. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

TACTICAL ASSET ALLOCATION

DON R. HAYS -- CHIEF INVESTMENT OFFICER
Mr. Hays has over twenty-seven years of investment experience and is Director of Investment Strategy for Wheat First Butcher Singer, Inc., a position he has held since 1984. Mr. Hays began his career as an engineer with the Von Braun rocket-development team in 1968. He is regarded as one of the country's leading investment strategists and his market outlook is quoted regularly in the WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, USA TODAY, and other major media. He has been a guest on the PBS series WALL $TREET WEEK with Louis Rukeyser and is regularly featured by DOW JONES, REUTERS and BLOOMBERG NEWS SERVICES.

ASA W. GRAVES VII, CFA -- PORTFOLIO MANAGER
Mr. Graves has five years of investment management experience and works closely with Mr. Hays to develop the analytical framework used in managing the Strategy Portfolio. He earned his undergraduate degree from the University of Richmond.

WILLIAM P. RYDER -- RESEARCH ANALYST
Mr. Ryder joined Wheat First Butcher Singer in 1991 as a member of its Investment Strategy Group, working as a research analyst on its growth and growth and income model portfolios. In 1995 he became part of the team responsible for managing the Mentor Strategy Portfolio. In that capacity he focuses primarily on conducting economic analysis, industry group studies, and asset allocation modeling. Mr. Ryder attended Virginia Commonwealth University and has five years' investment experience.

MENTOR PERPETUAL ADVISORS, LLC

SCOTT MCGLASHAN -- FAR EAST SPECIALIST, PORTFOLIO MANAGER
Mr. McGlashan has nineteen years of investment management experience, twelve years specializing in the Far East, and ten years' tenure in the Perpetual organization. He has earned degrees from Yale University and Cambridge University.

ROBERT YERBURY -- AMERICAN SPECIALIST, PORTFOLIO MANAGER
Mr. Yerbury has twenty-four years of investment management experience, with over twenty years experience in North American stock markets, and has been part of the Perpetual team for twelve years. He received his undergraduate degree in mathematics from Cambridge University.

STEPHEN WHITTAKER -- UNITED KINGDOM SPECIALIST, PORTFOLIO MANAGER
Mr. Whittaker has sixteen years of investment management experience. Prior to his employment at Perpetual, Mr. Whittaker was responsible for a wide range of UK equity funds for the Save & Prosper Group. He earned a law degree from Manchester University.

MARGARET RODDAN -- EUROPEAN SPECIALIST, PORTFOLIO MANAGER

Ms. Roddan has eleven years of investment management experience. Ms. Roddan joined the Perpetual organization from Mercury Asset Management, where she shared responsibility for managing more than $750 million in continental European equity holdings. She is a graduate of the Investment Management Programme at the London Business School, studied Finance at City University, and holds an undergraduate degree in economic history from Bristol University.

PERFORMANCE COMPARISONS


         The performance of a Portfolio depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the particular Portfolio is invested; changes in the expenses of a particular Portfolio and class of shares; and various other factors.

         The performance of each Portfolio fluctuates on a daily basis largely because net earnings and net asset value per share of each class fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return for each class of the Portfolios.


         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how a Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

         LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

         MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a Portfolio's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Portfolio. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         A Portfolio's shares also may be compared to the following indices:

         DOW JONES INDUSTRIAL AVERAGE ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

         STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

         CONSUMER PRICE INDEX is generally considered to be a measure of inflation.

         CDA MUTUAL FUND GROWTH INDEX is a weighted performance average of other mutual funds with growth of capital objectives.

         LIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

         SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

         SHEARSON LEHMAN GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

         RUSSELL GROWTH 1000 (RUSSELL 1000 INDEX) is a broadly diversified index consisting of approximately 1,000 common stocks of companies with market values between $20 million and $300 million that can be used to compare the total returns of funds whose portfolios are invested primarily in growth common stocks.

         SHEARSON LEHMAN AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. These indices include:
U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank, and the Bank for Cooperatives; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.

         SALOMON BROTHERS MORTGAGE-BACKED SECURITIES INDEX-15 YEARS includes the average of all 15-year mortgage securities, which include Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (Ginnie Mae).

         SHEARSON LEHMAN MUNICIPAL BOND INDEX is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds, which are priced by Muller Data Corporation.


         From time to time, certain of the Portfolios that invest in foreign securities may advertise the performance of their classes of shares compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following: Morgan Stanley Capital International World Index, The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) index, J.P. Morgan Global Traded Bond Index, Salomon Brothers World Government Bond Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A Portfolio also may compare its performance to the performance of unmanaged stock and bond indices, including the total returns of foreign government bond markets in various countries. All index returns are translated into U.S. dollars. The total return calculation for these unmanaged indices may assume the reinvestment of dividends and any distributions, if applicable, may include withholding taxes, and generally do not reflect deductions for administrative and management costs.


         Investors may use such indices or reporting services in addition to the Trust or an individual Portfolio's prospectus to obtain a more complete view of a particular Portfolio's performance before investing. Of course, when comparing a Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing portfolios using reporting services, or total return and yield, investors should take into consideration any relevant differences in portfolios, such as permitted portfolio compositions and methods used to value portfolio securities and compute net asset value.

         Advertisements and other sales literature for a Portfolio may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in a Portfolio based on monthly reinvestment of dividends over a specified period of time.

         From time to time the Portfolios may advertise their performance, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to monthly market funds using the Lipper Analytical Service money market instruments average.

         Advertisements may quote performance information which does not reflect the effect of the sales load.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         BARRON'S periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         THE WALL STREET JOURNAL publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         KIPLINGER'S PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         THE 100 BEST MUTUAL FUNDS YOU CAN BUY authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

FINANCIAL STATEMENTS


         The Report of Independent Auditors, financial highlights, and financial statements in respect of the Class A and Class B shares of each Portfolio other than the Balanced Portfolio, included in the Mentor Funds' Annual Report for the fiscal year ended September 30, 1996, and the Report of Independent Auditors, financial highlights, and financial statements included in the Balanced Portfolio's Annual Report for the fiscal year ended September 30, 1996, each filed electronically on November 27, 1996 (File No. 811-6550), are incorporated by reference into this Statement of Additional Information.

                      PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

     (a)  Financial Statements and Supporting Schedules

          (1)  Financial Statements:
               Statements of Assets and Liabilities -- September 30, 1996* Statements of Operations -- year ended September 30, 1996* Statements of Changes in Net Assets -- years/periods ended
                 September 30, 1996 and September 30, 1995*
               Financial Highlights *(+)
               Notes to Financial Statements*

          (2)  Supporting Schedules:
               Schedule I -- Portfolio of investments owned -- September 30,
               1996*
               Schedule II through IX omitted because the required matter is not present.

_____________

*         Incorporated by reference to Part B to this Registration Statement.

(+)       Incorporated by reference to Part A to this Registration Statement.


      (b)  Exhibits:


           (1)(i) Conformed copy of Declaration of Trust of the Registrant, with Amendments No. 1 and 2 (2);

              (ii) Amendment No. 5 to the Declaration of Trust of the Registrant (10);

           (2)       Copy of By-Laws of the Registrant (1);

           (3)       Not applicable;

           (4)(i) Copy of Specimen Certificates for both Class A and Class B Shares of Beneficial Interest for each New Portfolio (6);

              (ii) Copy of Specimen Certificate for Institutional Shares of Beneficial Interest for each Portfolio (10);

           (5)(i) (a)Conformed copy of Management Agreement of the Registrant (Capital Growth, Income and Growth, Quality Income, and Municipal Income Portfolios) (2);
                     (b)Conformed copy of New Exhibit A to Management Agreement(4);
                     (c)Form of Instrument of Transfer of Management Agreement
                     (8);

              (ii) Form of Investment Advisory Agreement for the Municipal Income Portfolio (8);

              (iii) (a)Conformed copy of Investment Advisory Agreement for the Income and Growth Portfolio (3);
                     (b)Form of Instrument of Transfer of Investment Advisory Agreement (Income and Growth Portfolio) (8);

              (iv) Form of Investment Advisory and Management Agreement for the Global Portfolio (8);

              (v)    (a)Form of Investment Advisory and Management
                     Agreement for the Growth Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Growth Portfolio) (8);


              (vi)   (a)Form of Investment Advisory and Management
                     Agreement for the Strategy Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Strategy Portfolio) (8);


              (vii) (a)Form of Investment Advisory and Management Agreement for the Short-Duration Income Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Short-Duration Income
                     Portfolio) (8);


              (viii) (a)Form of Investment Advisory and Management
                     Agreement for the Balanced Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Balanced Portfolio) (8);

              (ix) Form of Investment Advisory and Management Agreement (Institutional U.S. Government Money Market Portfolio) (9);

              (x) Form of Investment Advisory and Management Agreement (Institutional U.S. Government Money Market Portfolio) (9);

           (6)(i) (a)Conformed copy of Distributor's Contract of the Registrant, through and including
                     Exhibit I (3);
                     (b) Form of Instrument of Transfer of Distributor's Contract (8);

              (ii) Form of New Exhibit J to the Distributor's Contract in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

              (iii) Form of New Exhibit K to the Distributors Contract in respect of Institutional Shares of each of the Portfolios
                     (10);

            (7)      Not applicable;

            (8)(i) Conformed copy of Custodian Contract of the Registrant with Investors Fiduciary Trust Company (2);

              (ii) Conformed copy of Custodian Contract of the Registrant with State Street Bank and Trust Company (2);

             (iii)   (a)Form of Administration Agreement of the
                     Registrant in respect of each Portfolio (6);
                     (b) Form of Instrument of Transfer of Administration Agreement (8);

              (iv) Form of Custodian Contract with State Street Bank and Trust Company in respect of foreign securities(7);

            (9)(i) Conformed copy of Transfer Agency and Registrar Agreement of the Registrant (2);

              (ii) (a) Conformed copy of Shareholder Services Plan of the Registrant through and including Exhibit B in respect of the Capital Growth, Quality Income, Municipal Income, Income and Growth, and Global Portfolios (3);
                     (b) Form of Instrument of Transfer of Shareholder Services Plan (8);


                     (c) Form of New Exhibit D to the Shareholder Services Plan in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

           (10)      Not applicable;

           (11)(i)   Conformed copy of Independent Auditors Consent (10);

               (ii) Conformed copy of KPMG Peat Marwick LLP opinion on Methodology and Procedures for Accounting for Multiple Classes of Shares (5);

           (12)      Not applicable;

           (13)      Conformed copy of Initial Capital Understanding (1);

           (14)      Not applicable;

           (15)(i) Conformed copy of Distribution Plan (Capital Growth, Income and Growth, Municipal Income, Quality Income, and Global Portfolios);

              (ii) (a)Copy of 12b-1 Agreement (Sales Agreement) with Mentor Distributors, Inc. (3);
                     (b)Form of Instrument of Transfer of 12b-1 Agreement (Sales Agreement) (8);

              (iii) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Growth Portfolio (6);


              (iv) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Strategy Portfolio (6);


              (v) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Short-Duration Income Portfolio (6);


              (vi) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Balanced Portfolio (6);

           (16)(i)   Schedules for Computation of Performance
                     (all Portfolios)(8)

           (18)      Amended and Restated Rule 18f-3(d) Plan (10)

           (27)(i)   Financial Data Schedules of Class A Shares (8)

               (ii)  Financial Data Schedules of Class B Shares (8)

               (iii) Financial Data Schedule in respect of the Balanced
                     Portfolio. (8)


1. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed April 14, 1992.
2. Incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed May 14, 1993.
3. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed November 26, 1993.
4. Incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed August 3, 1994.
5. Incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed January 27, 1995.
6. Incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed March 15, 1995.
7. Incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed January 15, 1996.

8. Incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed November 29, 1996.
9. Incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed January 22, 1997.
10.  Filed herewith.



Item 25.  Persons Controlled by or Under Common Control with Registrant:

          Reference is made to "Principal Holders of Securities" in Part B of this Registration Statement

Item 26.  Number of Holders of Securities as of February 21, 1997: *

   Multiclass Portfolios                   Class A           Class B

Capital Growth Portfolio                    2,377             5,937
Global Portfolio                            1,638             5,392
Growth Portfolio                            2,360            25,177
Income and Growth Portfolio                 1,464             4,757
Municipal Income Portfolio                    533             1,161
Quality Income Portfolio                    1,109             3,362
Short-Duration Income Portfolio               162             1,246
Strategy Portfolio                          1,519            18,255


Single Class Portfolio
                                                             Class B
Balanced Portfolio                                              4


* As of February 21, 1997, no Portfolio had any Institutional Shares outstanding.



Item 27.  Indemnification:


1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).



Item 28.  Business and Other Connections of Investment Advisers



      The business and other connections of each director, officer, or partner of the entities below in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following tables.



      (a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:

                                                       Business, Profession,
                                                      Vocation or Employment
                               Position with               during the past
         Name                Investment Adviser           two fiscal years

John G. Davenport            Managing Director           None


R. Preston Nuttall           Managing Director           Formerly, Senior Vice
                                                         President, Capitoline
                                                         Investment Services,
                                                         919 East Main Street,
                                                         Richmond, VA 23219

Paul F. Costello             Managing Director           Managing Director,
                                                         Wheat First
                                                         Butcher Singer, Inc.
                                                         and Mentor Investment
                                                         Group, LLC; President,
                                                         Mentor Funds,
                                                         Mentor Income Fund,
                                                         Inc., and Cash Resource
                                                         Trust; Executive Vice
                                                         President and Chief
                                                         Administrative Officer,
                                                         America's Utility Fund,
                                                         Inc.; Director, Mentor
                                                         Perpetual Advisors, LLC
                                                         and Mentor Trust
                                                         Company;

Theodore W. Price            Managing Director           Formerly, President,
                                                         Charter Asset
                                                         Management, Inc.

P. Michael Jones             Managing Director           Formerly, Managing
                                                         Director, Commonwealth
                                                         Investment Counsel,
                                                         Inc.

Thomas L. Souders            Treasurer                   Managing Director and
                                                         Chief Financial
                                                         Officer, Wheat, First
                                                         Securities, Inc.;
                                                         formerly, Manager of
                                                         Internal Audit,
                                                         Heilig-Myers; formerly,
                                                         Manager, Peat Marwick &
                                                         Mitchell & Company

Robert P. Wilson             Assistant Treasurer         Assistant Treasurer,
                                                         Mentor Distributors,
                                                         Inc. and Commonwealth
                                                         Advisors

John M. Ivan                 Secretary                   Managing Director,
                                                         Senior Vice President
                                                         and Assistant General
                                                         Counsel, Wheat, First
                                                         Securities, Inc.;
                                                         Managing Director and
                                                         Assistant Secretary,
                                                         Wheat First Butcher
                                                         Singer, Inc.; Clerk,
                                                         Cash Resource Trust;
                                                         Secretary, Mentor
                                                         Funds


Howard T. Macrae, Jr.        Assistant Secretary         Assistant Secretary,
                                                         Mentor Investment
                                                         Advisors, LLC and
                                                         Mentor Distributors,
                                                         LLC


(b) The following is additional information with respect to the directors and officers of Mentor Perpetual Advisors, LLC ("Mentor Perpetual"):


                                                       OTHER SUBSTANTIAL
                            POSITION WITH THE          BUSINESS, PROFESSION,
NAME                        INVESTMENT ADVISOR         VOCATION OR EMPLOYMENT
Scott A. McGlashan          President                  Director, Perpetual
                                                       Portfolio Management
                                                       Limited

Martyn Arbib                Director                   Chairman, Perpetual
                                                       Portfolio Management
                                                       Limited

Roger C. Cormick            Director                   Deputy Chairman -
                                                       Marketing, Perpetual
                                                       Portfolio Management
                                                       Limited


Paul F. Costello            Director                   Managing Director, Wheat
                                                       First Butcher Singer, Inc.,;
                                                       Mentor Investment Group,
                                                       Inc.,; President, Cash Resource
                                                       Trust, Mentor Income Fund,
                                                       Inc., and Mentor Institutional
                                                       Trust.


Daniel J. Ludeman           Director                   Chairman and Chief
                                                       Executive Officer,
                                                       Mentor Investment
                                                       Group; Managing Director,
                                                       Wheat First Securities,
                                                       Inc.; Managing Director,
                                                       Wheat First Butcher
                                                       Singer, Inc.

David S. Mossop             Director                   Director, Perpetual
                                                       Portfolio Management
                                                       Limited

Richard J. Rossi            Director                   Managing Director,
                                                       Mentor Investment
                                                       Group, Inc.



(c) The following is additional information with respect to Wellington Management Company, Inc., located at 75 State Street, Boston Massachusetts 02109:



Catherine A. Smith         General Partner             --
Stephen A. Soderberg       General Partner             --
Ralph E. Stuart, Jr.       General Partner             --
Perry M. Traquina          General Partner             --
Gene R. Tremblay           General Partner             --
Mary Ann Tynan             General Partner             --
Ernst H. Von Metzsch       General Partner             --
James L. Walters           General Partner             --
Kim Williams               General Partner             --
Dena G. Willmore           General Partner             --
Francil V. Wisneski        General Partner             --



(d) The following is additional information with respect to the directors and officers of Van Kampen American Capital Management Inc., located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181-4486:



Don G. Powell             Chairman, Chief Executive             --
                          Officer, Director

Dennis J. McDonnell       President, Chief Operating            --
                          Officer, Director

William R. Rybak          Executive Vice President,
                          Chief Financial Officer, Director     --

David R. Kowalski         Vice President                        --

Ronald A. Nyberg          Executive Vice President, Director    --

Edward A. Treichel        Senior Vice President                 --




* The address of Mentor Investment Group, LLC, Wheat, First Securities, Inc., Wheat First Butcher Singer, Inc., Mentor Funds, Mentor Income Fund, Inc., Mentor Investment Advisors, LLC, and Mentor Perpetual Advisors, LLC is 901 East Byrd Street, Richmond, VA 23219. The address of Ryland Capital Management, Inc. and RAC Income Fund, Inc. is 11000 Broken Land Parkway, Columbia, MD 21044. The address of Perpetual Portfolio Management Limited is 48 Hart Street, Henley-on-Thames, Oxon, England, RG92AZ.






Item 29.  Principal Underwriters:



     (a) Mentor Distributors, LLC is the principal distributor for the Registrant's shares and acts as the principal underwriter for the Registrant.

                                               -10-


          Mentor Distributors, LLC is a Virginia corporation and is an affiliate of Mentor Investment Advisors, LLC.


NAME AND PRINCIPAL        POSITIONS AND OFFICES      POSITIONS AND OFFICES
BUSINESS ADDRESS          WITH UNDERWRITERS          WITH REGISTRANT


Peter J. Quinn, Jr.       President and Director     Trustee
901 East Byrd Street
Richmond, VA 23219

Paul F. Costello          Senior Vice President      President
901 East Byrd Street
Richmond, VA 23219

Thomas L. Souders         Treasurer                  None
901 East Byrd Street
Richmond, VA 23219

John M. Harris            Secretary                  None
901 East Byrd Street
Richmond, VA  23219

John M. Ivan              Assistant Secretary        Secretary
901 East Byrd Street
Richmond, VA 23219


Item 30.  Location of Accounts and Records:



     Response is incorporated by reference to Registrant's Initial Registration on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).

Item 31.  Management Services

     None.

Item 32.  Undertakings:

      (a) Registrant hereby undertakes to comply with the provisions of
          Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

      (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE MENTOR FUNDS, has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and the Commonwealth of Virginia, on the 3rd day of March, 1997.



                                  MENTOR FUNDS


                              By:  /s/ Paul F. Costello
                                   Paul F. Costello

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated:

     Name                         Title                         Date


          *                                                  March 3, 1997
-----------------------
Daniel J. Ludeman            Chairman and Trustee
                             (Chief Executive
                             Officer)



/s/ Peter J. Quinn, Jr.      Trustee                         March 3, 1997
-----------------------
 Peter J. Quinn, Jr.


          *                                                  March 3, 1997
-----------------------
Arnold H. Dreyfuss           Trustee


          *                                                  March 3, 1997
-----------------------
Thomas F. Keller             Trustee

          *                                                  March 3, 1997
-----------------------
Louis W. Moelchert, Jr.      Trustee


          *
-----------------------      Trustee                         March 3, 1997
Stanley F. Pauley

          *                                                  March 3, 1997
-----------------------
Troy A. Peery, Jr.           Trustee



/s/ Paul F. Costello                                         March 3, 1997
------------------------
   Paul F. Costello          President




 /s/  Terry L. Perkins                                       March 3, 1997
------------------------
   Terry L. Perkins          Treasurer (Principal Financial
                               and Accounting Officer)

*/s/ Peter J. Quinn, Jr.     Attorney-in-fact                March 3, 1997
------------------------
   Peter J. Quinn, Jr.




                                EXHIBIT INDEX

  Exhibit                                                                   Page

(1)(ii)         Amendment No. 5 to the Declaration of Trust of the Registrant;

(4)(ii) Copy of Specimen Certificate for Institutional Shares of Beneficial Interest for each Portfolio;

(6)(iii) Form of New Exhibit K to the Distributor's Contract in respect of Institutional Shares of each of the Portfolios;

(11)(i)         Conformed copy of Independent Auditors Consent; and

(18)            Amended and Restated Rule 18f-3(d) Plan.